This instrument prepared by:
Wesley R. Poole, Esquire
POOLE & POOLE, P.A.
303 Centre Street, Suite 200
Fernandina Beach, Florida 32034


                                    MORTGAGE

THIS IS A BALLOON MORTGAGE AND THE FINAL PAYMENT OR THE PRINCIPAL BALANCE DUE UPON MATURITY IS $130,789.04, TOGETHER WITH ACCRUED INTEREST, IF ANY, AND ALL ADVANCEMENTS MADE BY THE MORTGAGEE UNDER THE TERMS OF THIS MORTGAGE.

     THIS MORTGAGE, executed the 3rd day of June, 1998, by WESTSTAR ENVIRONMENTAL, INC., F/K/A WESTSTAR ENVIRONMENTAL PUMPING 7 SEPTIC SERVICE, INC., a Florida corporation, Rt. 5 Box 7344, Starks, FL 32091, hereinafter called the Mortgagor, which term shall include the heirs, legal representatives, successors and assigns of the Mortgagor wherever the context so requires or admits, to PRIMESOUTH BANK, a Division of The Blackshear Bank, P.O. Box 919, Waycross, GA 31502, hereinafter called the Mortgagee, which term shall include the heirs, legal representatives, successors and assigns of the Mortgagee wherever the context so requires or admits.

     WITNESSETH: That for divers good and valuable considerations, and also in consideration of the aggregate sum named in the promissory note of even date herewith hereinafter described, the Mortgagor does hereby grant, bargain, sell, alien, remise, release, convey and confirm unto the Mortgagee, its heirs, successors and assigns, all the certain piece, parcel or tract of land, of which the Mortgagor is now seized and possessed and in actual possession, situate in the Count of Bradford and State of Florida, described as follows:

     All of that certain lot, piece or parcel of land situate, lying and being in the County of Bradford and State of Florida and being further described on Exhibit "A", attached hereto and by reference made a part hereof.

     Tax Parcel No. 04705-0-02200

     TO HAVE AND TO HOLD the same, together with all and singular the tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining and the reversion and reversions, remainder and remainders, rents, issues and profits thereof and also all the estate, right, title, interest, property, possession, claim and demand whatsoever as well in law as in equity of the Mortgagor in and to the same and every part and parcel thereof unto the Mortgagee, and its successors and assigns, in fee simple.

     And the Mortgagor, for itself, and its heirs, legal representatives, successors and assigns, hereby covenant with the Mortgagee, its heirs, legal representatives, successors and assigns, that the Mortgagor is indefeasibly seized of said land in fee simple; that the Mortgagor has power and lawful right to convey the same in fee simple as aforesaid; that it shall be lawful for the Mortgagee, its heirs, legal representatives, successors and assigns, at all times peaceably and quietly to enter upon, hold, occupy and enjoy said land and every part thereof; that said land is free from all encumbrances; that the Mortgagor, its heirs, legal representatives, successors and assigns, will make such further assurances to perfect the fee simple title to said land in the Mortgagee, its heirs, legal representatives, successors and assigns, as may reasonably be required; and that the Mortgagor does hereby fully warrant the title to said land and every part thereof and will defend the same against the lawful claims of all persons whomsoever.

     PROVIDED ALWAYS, that if the Mortgagor shall pay unto the Mortgagee the certain promissory note, of which the following in words and figures is a true copy, to-wit:


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
WESTSTAR ENVIRONMENTAL, INC.              |  PRIMESOUTH BANK, A DIVISION OF                       |  ACCOUNT #: TIN #59-3066915
9550 REGENCY SQ BLVD, STE 1109            |  THE BLACKSHEAR BANK                                  |  LOAN NUMBER
JACKSONVILLE, FL  32225                   |  POST OFFICE BOX 919                                  |              ---------------
                                          |  WAYCROSS, GA  31502                                  |  DATE:   JUNE 3, 1998
                                          |                                                       |         --------------------
                                          |                                                       |  MATURITY DATE: JUNE 3, 2003
                                          |                                                       |                -------------
BORROWER'S NAME AND ADDRESS               |         LENDERS NAME AND ADDRESS                      |  LOAN AMOUNT: $160,000.00
"I" Includes each borrower above,         |  "You" means the lender, its successors and assigns.  |              ---------------
joint and severally.                      |                                                       |  RENEWAL:
                                          |                                                       |          -------------------
                                          |                                                       |  CLASS CODE: 10 1E
                                          |                                                       |
---------------------------------------------------------------------------------------------------------------------------------
For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of ONE HUNDRED SIXTY
                                                                                                              -----------------
THOUSAND AND NO/100 ***************************************************************************************DOLLARS $ 160,000.00
-------------------------------------------------------------------------------------------------------------------------------
[XX] Single Advance: I will receive all of this principal sum of June 3, 1998. No additional advances are contemplated under this note.

[  ] Multiple Advance: The principal sum shown above is the maximum amount of principal I can borrow under this note. On _________

______________  I will receive the amount of $______________________ and future principal advances are contemplated.

     Conditions: The conditions for future advances are __________________________________________________________________________

     _____________________________________________________________________________________________________________________________

     _____________________________________________________________________________________________________________________________

     [  ] Open End Credit: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on __________________________________.

     [  ] Closed End Credit: You and I agree I may borrow up to the maximum only one time (and subject to all other conditions).

INTEREST: I agree to pay Interest on the outstanding principal balance from    JUNE 3, 1998    at the rate of      9.500%
                                                                             ----------------                ---------------------
          pay year until    JUNE 3, 2003
                        --------------------------------------------------------.

[  ] Variable Rate: This rate may then change as stated below.

     [  ] Index Rate: The future rate will be __________________ the following index rate:_______________________________________

     _____________________________________________________________________________________________________________________________

     _____________________________________________________________________________________________________________________________
     [  ] No Index: The future rate will not be subject any internal or external index. It will be entirely in your control.

     [  ] Frequency and Timing: The rate on this note may change as often as______________________________________________________

               A change in the interest rate will take effect_____________________________________________________________________

     [  ] Limitation: During the term of this loan, the applicable annual interest will not be more than __________% of less than
          _____________________%. The rate may not change more than _____________________% each ________________________________.

     Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:
     [  ] The amount of each scheduled payment will change.                [    ]  The amount of the final payment will change.

     [  ] ________________________________________________________________________________________________________________________

ACCRUAL METHOD: Interest will be calculated on a    ACTUAL/360    basis.
                                                 ----------------
POST MATURITY RATE: I agree to pay Interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

     [XX] on the same fixed or variable rate basis in effect before maturity (as indicated above:)

     [  ] at a rate equal to _____________________________________________________________________________________________________

[  ] LATE CHARGE: if a payment is made more than   10  days after it is due, I agree to pay a late charge of 5.00% OF THE LATE
                                                 ------                                                      ----------------------
     PAYMENT WITH A MINIMUM OF $10.00 AND A MAXIMUM OF $50.00
     -----------------------------------------------------------------------------------------------------------------------------

[XX] ADDITIONAL CHARGES: In addition to interest. I agree to pay the following charges which [ ] [XX] are not included in the principal amount above: SEE SETTLEMENT STATEMENT FOR ITEMIZATION OF CLOSING COSTS.
                             -----------------------------------------------------------------------------------------------------

PAYMENTS: I agree to pay this note as follows:

[  ] Interest: I agree to pay accrued Interest____________________________________________________________________________________

     _____________________________________________________________________________________________________________________________

[  ] Principal: I agree to pay the principal _____________________________________________________________________________________

     _____________________________________________________________________________________________________________________________

[XX] Installments: I agree to pay this note in  60    payments. The first payment will be in the amount of     $1,684.31
                                               ----                                                         ----------------------
     and will be due      JULY 1, 1998                     .  A payment of $ 1,684.31   will be due
                      -------------------------------------                 ----------               -----------------------------
     ON THE FIRST DAY OF EACH MONTH                   thereafter. The final payment of the entire unpaid balance of principal and
     ------------------------------------------------
     interest will be due             JUNE 3, 2003                               .
                          -------------------------------------------------------

[  ] If checked, and the loan is secured by a first lien on real estate, then any acrrued interest not paid when due (whether due by reason of a schedule of payments or due because of lenders demand) will be part of the principal thereafter, and will bear interest at the interest rate in effect from time to time as provided for in this agreement.













ADDDITIONAL TERMS:

ALL OTHER TERMS AND CONDITIONS AS DESCRIBED IN LOAN AGREEMENT DATED 6/3/98.

PERSONAL GUARANTY OF JOHN S. POSER.

--------------------------------------------------------------------
[XX] SECURITY: This note is separately secured by (describe separate|     PURPOSE: The purpose of this loan is BUSINESS:
document by type and date): FIRST MORTGAGE DATED 6/3/98             |              OPERATING CAPITAL
ON R/E AND IMPROVEMENTS.                                            |              -------------------------------------
                                                                    |     SIGNATURES AND SEALS: IN WITNESS WHEREOF, I HAVE SIGNED
(This coupon is for your internal use. Failure to list a separate   |     MY NAME AND AFFIXED MY SEAL ON THIS   3RD        DAY OF
 security document does not mean the agreement will not secure this |        JUNE, 1998               BY DOING SO, I AGREE TO THE
 note.)                                                             |     ---------------------------.
--------------------------------------------------------------------      TERMS OF THIS NOTE INCLUDING THOSE ON PAGE 2). I HAVE

                                                                          RECEIVED A COPY ON TODAY'S DATE.


Signature for Lender                                                      WESTSTAR ENVIRONMENTAL, INC.                      (Seal)
                                                                          --------------------------------------------------


X                                                                         BY: /s/ MICHAEL E. RICKS                          (Seal)
-----------------------------------------                                 --------------------------------------------------
G. BRUCE TISON                                                                    Michael E. Ricks

                                                                                                                            (Seal)
-----------------------------------------                                 --------------------------------------------------

                                                                                                                            (Seal)
                                                                          --------------------------------------------------


UNIVERSAL NOTE
(copywrite) 1981 ???? Systems, Inc., St. Cloud, MN Form UN-GA 1/24/98                                                  (page 1 of 2)

DEFINITIONS - As used on page 1, "[X]" means the terms that apply to this loan, "I", "me" or "my" means each Borrower show signs this note and each other person or legal entity (including guarantors, endorsers, and suraties who agrees to pay this note (together referred to as "us"), "You" or "your" means the Lender and its successors and assigns.

APPLICABLE LAW: The law of the State of Georgia will govern this note. Any term of this note which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation, if any provision of this agreement cannot be enforced according to its terms, this fact will not affect the enforceability of the remainder of this agreement. No modification of this agreement may be made without your express written consent. Time is of the essence in this agreement.

PAYMENTS: Each payment I make on this note will first reduce the amount I owe you for charges which are neither interest nor principal. The remainder of each payment will then reduce accrued unpaid interest, and then unpaid principal. If you and I agree to a different application of payments, we will describe our agreement on this note. I may prepay a part of, or the entire balance of the loan without penalty, unless we specify to the contrary on this note. Any partial payment will not excuse or reduce any later scheduled payment until this note is paid in full (unless, when I make the prepayment, you and I agree in writing to the contrary).

INTEREST: Interest accrues on the principal remaining unpaid from time to time until paid in full. If I receive the principal in more than one advance, each advance will start to earn interest only when I receive the advance. The interest rate in effect on this note at any given time will apply to the entire principal advanced at that time. You and I may provide in this agreement for accrued interest not paid when due to be added to principal. Notwithstanding anything to the contrary. I do not agree to pay and you do not intend to charge any rate of Interest that is higher than the maximum rate of interest you could charge under applicable law for the extension of credit that is agreed to here
(either before or after maturity.) If any notice of interest accrual is send and is in error, we mutually agree to correct it, and if you actually collect interest than allowed by law and this agreement, you agree to refund it to me.

INDEX RATE: The Index will serve only as a devise for setting the rate on this note. You do not guarantee by selecting this index, or the margin, that the rate on this note will be the same rate you charge on any other loans or class of loans to me or other borrowers.

ACCRUAL METHOD: The amount of Interest that I will pay on this loan will be calculated using the interest rate and accrual method stated on page 1 of this note. For the purpose of interest calculation, the accrual method will determine the number of days in a "year." If no accrual method is stated, then you may use any reasonable accrual method for calculating interest.

POST MATURITY RATE: For purposes of deciding when the "Post Maturity Rate"
(shown on page 1) applies, the term "maturity" means the date of the last scheduled payment indicated on page 1 of the note or the date you accelerate payments on the note, whichever is earlier.

SINGLE ADVANCE LOANS: If this is a single advance loan, you and I expect that you will make only one advance of principal. However, you may add other amounts to the principal if you make any payments described in the "PAYMENTS BY LENDER" paragraph below, or if we have agreed that accrued interest not paid when due may be added to principal.

MULTIPLE ADVANCE LOANS: If this is a multiple advance loan, you and I expect that you will make more than one advance of principal. If this is closed end credit, repaying a part of the principal will not entitle me to additional credit.

PAYMENTS BY LENDER: if you are authorized to pay, on my behalf, charges I am obligated to pay (such as property insurance premiums), then you may treat those payments made by you as advances and add them to the unpaid principal under this note, or you may demand immediate payment of the charges.

SET-OFF: I agree that you may set off any amount due and payable under this note against any right I have to receive money from you.

     "Right to deposit any money from you" means:
     (1)  any deposit account balance I have with you:
     (2) any money owed to me on an item presented to you or in your possession for collection or exchange; and
     (3)  any repurchase agreement or other nondeposit obligation.

     "Any amount due and payable under this note" means the total amount of which you are entitled to demand payment under the terms of this note at the time you set off. This total includes any balance the due date for which you properly accelerate under this note.

     If my right to receive money from you is also owned by someone who has not agreed to pay this note, your right of set-off will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement. Your right of set-off does not apply to an account or other obligation where my rights are only as a representative. It also does not apply to any individual Retirement Account or other tax-deferred retirement account.

     You will not be liable for the dishonor of any check when the dishonor occurs because you set off this debt against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right of set-off.

REAL ESTATE OR RESIDENT SECURITY: If this note is secured by real estate or a residence that is personal property, the existence of a default and your remedies for such a default will be determined by applicable law, by the terms of any separate instrument creating the security interest and, to the extent not prohibited by law and not contrary to the terms of the separate security instrument, by the "Default" and "Remedies" paragraphs herein.

DEFAULT: I will be in default if any one or more of the following occur: (1) I fail to make a payment on time or in the amount due; (2) I fail to keep the property insured, if required; (3) I fail to pay, or keep any promise, on any debt or agreement I have with you; (4) any other creditor of mine attempts to collect any debt I owe him through court proceedings; (5) I die, am declared incompetent, make an assignment for the benefit of creditors, on become insolvent (either because my liabilities exceed my assets or I am unable to pay my debts as they become due); (6) I make any written statement or provide any financial information that is untrue or inaccurate at the time it was provided;
(7) I do or fail to do something which causes you to believe that you will have difficulty collecting the amount I owe you; (8) any collateral securing this note is used in a manner or for a purpose which threatens confiscation by legal authority; (9) I change my name or assume an additional name without first notifying you before making such change; (10) I fail to plant, cultivate and harvest crop in due season; (11) any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce an agricultural commodity, as further explained in 7 C.F.R. Part 1940, Subpart G, Exhibit M.

REMEDIES: If I am in default on this note you have, but are not limited to the following remedies:

     (1)  You may demand immediate payment of all I owe you under this note
          (principal, accrued unpaid interest and other accrued charges).
     (2) You may set off this debt against any right I have to the payment of money from you, subject to the terms of the "Set-Off" paragraph herein.
     (3) You may demand security, additional security, or additional parties to be obligated to pay this note as a condition for not using any other remedy.
     (4) You may refuse to make advances to me or allow purchases on credit by me.
     (5)  You may use any remedy you have under state or federal law.

By selecting any one or more of these remedies you do not give up your right to late use any other remedy. By waiving your right to declare an event to be a default, you do not waive your right to later consider the event as a default if it continues or happens again.

COLLECTION COSTS AND ATTORNEY'S FEES: I agree to pay all costs of collection, replevin or any other or similar type of cost if I am in default. In addition, if you hire an attorney to collect this note, I also agree to pay any fee, not to exceed 15 percent of the principal and interest then owed, you incur with such attorney plus court costs (except where prohibited by law). To the extend permitted by the United States Bankruptcy Code, I also agree to pay the reasonable attorney's fees and costs you incur to collect this debt as awarded by any court exercising jurisdiction under the Bankruptcy Code.

WAIVER: I give my rights to require you to do certain things. I will not require you to:

     (1)  demand payment of amounts due (presentment);
     (2)  obtain official certification of nonpayment (protest);
     (3)  give notice that amounts due have not been paid (notice of dishonor);
          or
     (4) give me notice prior to seizure of my personal property when you are seeking to foreclose a secured interest in any of my personal property used to secure a commercial transaction.

     I waive any defenses I have based on suretyship or impairment of collateral.

OBLIGATIONS INDEPENDENT: I understand that I must pay this note even if someone else has also agreed to pay it (by, for example, signing this form or a separate guarantee or endorsement), You may sue me alone, or anyone else who is obligated on this note, or any number of us together, to collect this note. You may do so without any notice that it has not been paid (notice of dishonor). You may without notice release any party to this agreement without releasing any other party. If you give up any of your rights, with or without notice, it will not effect my duty to pay this note. Any extension of new credit to any of us, or renewal of this note by all or less than all of us will not release me from my duty to pay it. (Of course, you are entitled to only one payment in full.) I agree that you may at your option extend this note or the debt represented by this note, or any portion of the note or debt from time to time without limit or notice and for any term without affecting my liability for payment of the note.
I will not assign my obligation under this agreement without your prior written approval.

CREDIT INFORMATION: I agree and authorize you to obtain credit information about me from time to time (for example, by requesting a credit report) and to report to others your credit experience with me (such as a credit report agency). I agree to provide you, upon request, any financial statement or information you may deem necessary, I warrant that the financial statements and information I provide to you are or will be accurate, correct and complete.

NOTICE: Unless otherwise required by law, any notice to me shall be given by delivering it or by mailing it by first class mail addressed to me at my last known address. My current address is on page 1. I agree to inform you in writing of any change in my address. I will give any notice to you by mailing it first class to your address stated on page 1 of this agreement, or to any other address that you have designated.


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                                                                                                                              |
  DATE OF     |       PRINCIPAL   |    BORROWER'S     |   PRINCIPAL    |  PRINCIPAL   |   INTERST   |  INTEREST    |INTEREST  |
TRANS ACTION  |        ADVANCE    |     INITIALS      |   PAYMENTS     |  BALANCE     |     RATE    |  PAYMENTS    |  PAID    |
              |                   |  (not required)   |                |              |             |              |THROUGH:  |
--------------|-------------------|-------------------|----------------|--------------|-------------|--------------|----------|
   /   /      |  $                |                   |  $             | $            |           % |  $           |   /   /  |
--------------|-------------------|-------------------|----------------|--------------|-------------|--------------|----------|
   /   /      |  $                |                   |  $             | $            |           % |  $           |   /   /  |
--------------|-------------------|-------------------|----------------|--------------|-------------|--------------|----------|
   /   /      |  $                |                   |  $             | $            |           % |  $           |   /   /  |
--------------|-------------------|-------------------|----------------|--------------|-------------|--------------|----------|
   /   /      |  $                |                   |  $             | $            |           % |  $           |   /   /  |
--------------|-------------------|-------------------|----------------|--------------|-------------|--------------|----------|
   /   /      |  $                |                   |  $             | $            |           % |  $           |   /   /  |
--------------|-------------------|-------------------|----------------|--------------|-------------|--------------|----------|
   /   /      |  $                |                   |  $             | $            |           % |  $           |   /   /  |
--------------|-------------------|-------------------|----------------|--------------|-------------|--------------|----------|
   /   /      |  $                |                   |  $             | $            |           % |  $           |   /   /  |
--------------|-------------------|-------------------|----------------|--------------|-------------|--------------|----------|
   /   /      |  $                |                   |  $             | $            |           % |  $           |   /   /  |
--------------|-------------------|-------------------|----------------|--------------|-------------|--------------|----------|
   /   /      |  $                |                   |  $             | $            |           % |  $           |   /   /  |
--------------|-------------------|-------------------|----------------|--------------|-------------|--------------|----------|
   /   /      |  $                |                   |  $             | $            |           % |  $           |   /   /  |
--------------|-------------------|-------------------|----------------|--------------|-------------|--------------|----------|
   /   /      |  $                |                   |  $             | $            |           % |  $           |   /   /  |
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          BEGINNING OF SECTION MISSING

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which note provides for payment of interest, but which interest is not evidenced by interest coupons or interest coupon notes, it being understood that wherever coupons, interest coupons, or interest coupon notes, are referred to in this present mortgage, the interest mentioned in said note is intended; and shall duly, promptly and fully perform, discharge, execute, effect, complete, comply with and abide by each and every the stipulations, agreements, conditions and covenants of said promissory notes and of the interest coupons referred to therein and of this mortgage, then this mortgage and the estate hereby created shall cease and be null and void.

     It is understood that each of the words, note, mortgagor and mortgagee respectively, whether in the singular or plural anywhere in this mortgage, shall be singular if one only and shall be plural jointly and severally if more than one, and that the word their as used anywhere in this mortgage shall be taken to mean his, her or its, wherever the context so implies or admits.

     And the Mortgagor, for itself and his heirs, legal representatives, successors and assigns, hereby jointly and severally covenants and agrees to and with the Mortgagee, its legal representatives, successors and assigns:

     1. To pay all and singular the principal and interest and the various and sundry sums of money payable by virtue of said promissory notes, interest coupon notes and this mortgage, each and every, promptly on the days respectively the same severally become due.

     2. To pay all singular the taxes, assessments, levies, liabilities, obligations and encumbrances of every nature and kind now on said described property, and/or that hereafter may be imposed, suffered, placed, levied or assessed upon this mortgage and/or the indebtedness secured thereby, each and every, when due and payable according to law, before they become delinquent, and before any interest attaches or any penalty is incurred; and in so far as any thereof is of record the same shall be promptly satisfied and discharged of record and the original official document (such as, for instance, the tax receipt or the satisfaction paper officially endorsed or certified) shall be placed in the hands of the Mortgagee within ten days next after payment; and in the event that any thereof is not so paid, satisfied and discharged, the Mortgagee may at any time pay the same or any part thereof without waiving or affecting any option, lien, equity or right under or by virtue of this mortgage, and the full amount of each and every such payment, shall be immediately due and payable and shall bear interest from the date thereof until paid at the maximum rate per annum allowed by law, and together with such interest shall be secured by the lien of this mortgage.

     3. To place and continuosly keep on the buildings now or hereafter situate on said land hazard insurance as required by Mortgage in the usual standard policy form, in a sum not less than _____FULL INSURABLE VALUE ________ ___________________________________ Dollars, $_____________________, in such company or companies as may be approved by the Mortgage; and all such insurance policies on any of said buildings, any interest therein or part thereof, in the aggregate sum aforementioned or in excess thereof, shall contain the usual standard mortgagee clause making the loss under said policies, each and every, payable to the Mortgagee as its interest may appear, and each and every such policy shall be promptly delivered to and held by the mortgagee; and, not less than ten days in advance of the expiration of each policy, to deliver to the Mortgagee a renewal thereof, together with a receipt for the premium of such renewal; and there shall be no such insurance placed on any of said buildings, any interest therein, or part thereof, unless in the form and with the loss payable as aforesaid; and in the event any sum of money becomes payable under such policy or policies the Mortgagee shall have the option to receive and apply the same on account of indebtedness secured hereby or to permit the Mortgagor to receive and use it or any part thereof for other purposes without thereby waiving or impairing any equity, lien or right under or by virtue of this mortgage; and in the event the Mortgagor shall for any reason fall to keep the said premises so insured, or fail to deliver promptly any of said policies of insurance to the Mortgagee, or fail promptly to pay fully any premium therefor, or in any respect fail to perform, discharge execute, effect, complete, comply with and abide by this covenant, or any part hereof, the Mortgagee may place and pay for such insurance or any part thereof without waiving or effecting any option, lien, equity or right under or by virtue of this mortgage, and the full amount of each and every such payment shall be immediately due and payable and shall bear interest from the date thereof until paid at the maximum rate per annum allowed by law, and together with such interest shall be secured by the lien of this mortgage.

     4. To permit, commit or suffer no waste, impairment or deterioration of said property or any part thereof.

     5. To pay all and singular the cost, charges and expenses, including reasonable lawyer's fees and cost of abstracts of title, incurred or paid at any time by the Mortgagee because and/or in the event of the failure on the part of the Mortgagor to duly, promptly and fully perform, discharge, execute, effect, complete, comply with and abide by each and every the stipulations, agreements, conditions and covenants of said promissory notes, interest coupon notes and this mortgage, any or either, and said costs, charges and expenses, each and every, shall be immediately due and payable, whether or not there be notice, demand, attempt to collect or suit pending; and the full amount of each and every such payment shall bear interest from the date thereof until paid at the maximum rate per annum allowed by law; and all said costs, charges and expenses so incurred or paid, together with such interest, shall be secured by the lien of this mortgage.

     6. That (a) in the event of any breach of this mortgage or default on the part of the Mortgagor, or (b) in the event any of said sums of money herein referred to be not promptly and fully paid within ten days next after the same severally become due and payable, without demand or notice, or (c) in the event each and every the stipulations, agreements, conditions and covenants of said promissory notes and said interest coupons and this mortgage, any or either, are not duly, promptly and fully performed, discharged, executed, effected, completed, complied with and abided by; then, in either or any such event, the said aggregate sum mentioned in said promissory notes then remaining unpaid, with interest accrued, and all moneys secured hereby, shall become due and payable forthwith, or thereafter, at the option of the Mortgagee, as fully and completely as if all of the said sums of money were originally stipulated to be paid on such day, anything in said promissory notes, interest coupons and/or in this mortgage to the contrary notwithstanding; and thereupon or thereafter, at the option of the Mortgagee, without notice or demand, suit at law or in equity, theretofore, or thereafter begun, may be prosecuted as if all moneys secured hereby had matured prior to its institution.

     7. That in the event that at the beginning of or at any time pending any suit upon this mortgage, or to foreclose it, or to reform it, and/or to enforce payment of any claims hereunder, the Mortgagee shall apply to the court having jurisdiction thereof for the appointment of a Receiver, such court shall forthwith appoint a Receiver of said mortgaged property all and singular, including all and singular the rents, income, profits, issues and revenues from whatever source derived, each and every of which, it being expressly understood, is hereby mortgaged as if specifically set forth and described in the granting and habendum clauses hereof, and such Receiver shall have all the broad and effective functions and powers in any wise entrusted by a court to a Receiver, and such appointment shall be made by such court as an admitted equity and a matter of absolute right to the Mortgagee, and without reference to the adequacy or inadequacy of the value of the property mortgaged or to the solvency or insolvency of the Mortgagor and/or of the defendants, and that such rents, profits, income, issues and revenues shall be applied by such Receiver according to the lien and/or equity of the Mortgagee and the practice of such court.

     8. To duly, promptly and fully perform, discharge, execute, effect, complete, comply with and abide by each and every the stipulations, agreements, conditions and covenants in said promissory notes and said interest coupon notes and in this mortgage set forth.

     9. If all or any part of the property encumbered hereby is sold or transferred without Mortgagee's prior written consent, Mortgagee may, at its option, declare all of the sum secured hereby to be immediately due and payable. Mortgagee shall have waived such option to accelerate if, prior to the sale or transfer, Mortgagee an the persons to whom the mortgaged property is to be sold or transferred reach and agreement in writing that the credit of such person is satisfactory to Mortgagee and that the interest payable on the sum secured hereby shall be at such a rate as Mortgagee shall request.

     IT IS MUTUALLY COVENANTED AND AGREED by and between the Mortgagor and the Mortgagee that this mortgage and the note secured hereby constitute a Florida contract and shall be construed according to the laws of that State.

     WITNESS the hand and seal of the Mortgagor the day and year first above written.

THIS IS A BALLOON MORTGAGE AND THE FINAL PAYMENT OR THE PRINCIPAL BALANCE DUE UPON MATURITY IS $130,789.04 TOGETHER WITH ACCRUED INTEREST, IF ANY, AND ALL ADVANCEMENT MADE BY THE MORTGAGEE UNDER THE TERMS OF THIS MORTGAGE.



SIGNED, SEALED and DELIVERED                 WESTSTAR ENVIRONMENTAL, INC.
in the presence of:                          F/K/A WESTSTAR ENVIRONMENTAL
                                             PUMPING & SEPTIC SERVICE, INC.

                                             /s/ MICHAEL E. RICKS
----------------------------                 ---------------------------------
ELAINE B. WHEELER                                MICHAEL E. RICKS, President
----------------------------
Printed name of Witness


/s/ MARY ANN HOWAT
----------------------------
    MARY ANN HOWAT


STATE OF NASSAU
COUNTY OF NASSAU



     The foregoing instrument was acknowledged before me this 3rd day of June, 1998, by MICHAEL E. RICKS, President of Weststar Environmental, Inc., F/K/A Weststar Environmental Pumping & Septic Service, Inc., a Florida corporation, who is personally known to me or who has produced current FL drivers license as proof of identification.


/s/ ELAINE B. WHEELER
--------------------------
Printed Name of Notary:   ELAINE B. WHEELER
My Commission Expires:


            [SEAL]    ELAINE B. WHEELER
                      My Commission C.C.420414
                      Expires Dec. 19, 1998
                      Bonded by HAI
                      800-422-1???

                                   SCHEDULE A

A parcel of land lying in the NW 1/4 of Section 5, Township 7 south, Range 22 East, Bradford County, Florida; said parcel being more particularly described as follows:

Commence at the intersection of the Northerly boundary of said Section 5 with the Easterly boundary of the R/W of State Road 200 (U.S. 301), said intersection being 939.57 feet Westerly of the Northeast corner of said NW 1/4 on a Bearing of North 89 degrees, 55 minutes and 22 seconds West; thence South 89 degrees, 55 minutes and 22 seconds East, along said Northerly boundary and along the Northerly boundary of the right of way of a 60 foot road, 474.67 feet to the Easterly boundary of the right of way of said 60 foot road; thence South 01 degree, 24 minutes and 50 seconds East, along last aforesaid Easterly boundary and parallel with the Easterly boundary of said NW 1/4 a distance of 905.00 feet for the Point of Beginning. From Point of beginning thus described continue South 01 degree, 24 minutes and 50 seconds East, along the Easterly boundary of said 60 foot road and parallel with the Easterly boundary of said NW 1/4, a distance of 472.51 feet to an iron pipe located at the Northwest corner of Lot 4 of Deerwood Subdivision (Plat Book 3, Page 34) of the public records of said County; thence North 88 degrees, 09 minutes and 40 seconds East, along the Northerly boundary of said Lot 4 and along the Northerly boundary of Deerwood Subdivision, 464.75 feet to a concrete monument located on the Easterly boundary of said NW 1/4 (also being the Northeast corner of said Deerwood subdivision); thence North 01 degree, 24 minutes and 50 seconds West, along last aforesaid Easterly boundary; 457.00 feet; thence North 89 degrees, 55 minutes and 22 seconds West parallel with the Northerly boundary of said Section 5, a distance of 464.90 feet to the Point of Beginning. This property is intended to be the same as lots 22, 23, 24, 25 as shown on the attached Map.

TOGETHER WITH a non-exclusive easement for ingress, egress and utilities over and across the entire Proposed 60' Roadway shown on the attached Map and with an undivided four-sixteens (4/16ths) right, title and interest in said Roadway which is more particularly described as a strip of land 60.00 feet in width lying in the NW 1/4 of Section 5, Township 7 South, Range 22 East, and being a portion of Lot 12 of Deerwood Subdivision as per plat recorded in Plat Book 3, Page 34 of the public records of Bradford County, Florida; said strip of lying
30.00 feet on each side of the following described centerline: COMMENCE at the intersection of the Northerly boundary of said Section 5 with the Easterly boundary of the right of way of state Road 200 (U.S. 301), said intersection being 939.57 feet Westerly of the Northeast corner of said NW 1/4 on a Bearing of North 89 degrees, 55 minutes and 22 seconds West, thence South 33 degrees, 42 minutes and 40 seconds West, along said Easterly boundary, 36.03 feet to the Point of Beginning of said centerline. From Point of Beginning thus described run South 89 degrees, 55 minutes and 22 seconds East, parallel with said Northerly boundary 465.39 feet; thence South 01 degrees, 24 minutes and 50 seconds East, parallel with the Easterly boundary of said NW 1/4, a distance of 1328.06 feet to the end of said centerline.